==============================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               November 1, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                               SEDONA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Pennsylvania               000-15864                 95-4091769
        ---------------------------------------------------------------
        (State or other           (Commission             (IRS Employer
        jurisdiction of             File No.)            Identification
        Incorporation No.)


                              649 North Lewis Road
                          Limerick, Pennsylvania 19468
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:

                                  610-495-3003
        ----------------------------------------------------------------

                                 Not applicable

        ----------------------------------------------------------------

          Former name or former address, if changed since last report)

        ================================================================

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.



         As previously disclosed in a Current Report on Form 8-K filed October 4, 1999, pursuant to an Asset Purchase Agreement dated September 17, 1999, the Registrant agreed to sell substantially all of the assets of its Tangent Imaging Systems unit to Colortrac, Inc., a Maryland Corporation.

          As a result of this transaction, as well as the previous sale of its Technology Resource Centers, substantially all of the Registrant's hardware-based imaging and scanner operations, as well as conversion services operation, which together constituted substantially all of the Registrant's revenue generating operations have been sold. These transactions will enable the Registrant to focus its resources on the development of its Internet-based business intelligence software according to its core growth strategy.

          Attached as Item 7 (b) are the Pro Forma Consolidated Balance Sheets as of June 30, 1999 and December 31, 1998, the Pro Forma Consolidated Statements of operations for the six month period ended June 30, 1999 and the year ended December 31, 1998 and, the Pro Forma Statements of Cash Flows for the six month period ended June 30, 1999 and the year ended December 31, 1998 , and the notes to the Pro Forma Consolidated Financial Statements, respectively. For all periods presented, the proforma financial statements attached reflect the operating results of the Tangent Imaging Systems and Technology Resource Centers as discontinued operations.
                                      (2)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro Forma Financial Information
         (i) Unaudited Pro Forma Consolidated Balance Sheets as of June 30, 30, 1999 and December 31, 1998.
         (ii) Unaudited Pro Forma Consolidated Statements of Operations for for the six months ended June 30, 1999 and the year ended December 31, 1998
         (iii) Unaudited Pro Forma Statements of Cash Flows for the six months ended June 30, 1999 and the year ended December 31, 1998
         (iv)   Notes to the Pro Forma Consolidated Financial Statements
(c) Exhibits
          2* Asset Purchase Agreement between Colortrac, Inc. and Sedona Corporation, dated September 17, 1999
          99.1* Press Release dated July 16, 1999
          99.2* Press Release dated September 2, 1999
          99.3* Press Release dated September 20, 1999

 ------------------------------------------------------------------------------
* Previously filed as part of the Company's Current Report on Form 8-K, filed on October 4, 1999 (File No.000-15864), and omitted pursuant to General Instruction B.3 of Form 8-K.

                                      (3)

                      SEDONA CORPORATION AND SUBSIDIARIES
                      PROFORMA CONSOLIDATED BALANCE SHEETS
                (In Thousands, Except Share and Per Share Data)
                                  (Unaudited)



                                                                                          June 30,      December 31,
                                                                                              1999              1998
                                                                                 ------------------------------------
Assets
  Cash                                                                                      $1,011              $798
  Accounts and notes receivable                                                                  2                 5
  Prepaid expenses and other current assets                                                    130               139
                                                                                 ------------------------------------
Total current assets                                                                         1,143               942

Property and equipment, net of accumulated depreciation
  and amortization                                                                             367               454
Software development costs, net and other assets                                               465               325
Net assets of discontinued operations                                                        1,773             2,715
                                                                                 ------------------------------------
Total assets                                                                                $3,748            $4,436
                                                                                 ====================================

Liabilities and stockholders' equity
Current liabilities:
  Accounts payable and accrued expenses                                                       $421              $432
  Dividends payable                                                                            249               259
  Deferred revenue                                                                              70                 2
  Current maturities of long-term debt                                                          44                71
                                                                                 ------------------------------------
Total current liabilities                                                                      784               764
Long-term debt, less current maturities                                                         18                60
Deferred revenue and other                                                                      81               155
                                                                                 ------------------------------------
Total long-term liabilities                                                                     99               215
                                                                                 ------------------------------------
Total liabilities                                                                              883               979

Stockholders' equity
  Class A convertible stock
    Authorized Shares - 1,000,000
      Series A, par value $2.00,
        Issued and outstanding - 500,000 shares                                              1,000             1,000
      Series B, par value $2.00,
        Issued and outstanding - 1,000 and -0-                                               1,000                 -
        in 1999 and 1998, respectively
      Series E, par value $1,000,
        Issued and outstanding  -0- and 4,347                                                2,268             4,347
        in 1999 and 1998, respectively
      Series F, par value $1,000,
        Issued and outstanding - 1,000 and -0-                                               1,000                 -
        in 1999 and 1998, respectively
  Common stock, par value $.001
    Authorized Shares - 50,000,000
      Issued and outstanding shares - 21,535,348 and                                            22                20
        19,927,789 in 1999 and 1998, respectively
    Additional paid-in-capital                                                              27,878            25,396
    Notes receivable, related parties                                                          (53)              (53)
    Accumulated deficit                                                                    (30,250)          (27,253)
                                                                                 ------------------------------------
Total shareholders' equity                                                                   2,865             3,457
                                                                                 ------------------------------------
Total liabilities and shareholders' equity                                                  $3,748            $4,436
                                                                                 ====================================

                                       (4)

                      SEDONA CORPORATION AND SUBSIDIARIES
                 PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                (In Thousands, Except Share and Per Share Data)
                                  (Unaudited)

                                                                Six Months           Year
                                                                     Ended          Ended
                                                                  June 30,   December 31,
                                                                      1999           1998
                                                           -------------------------------
Revenues:
  Sales                                                               $198            $15
  License and royalty fees                                               -              -
                                                           -------------------------------
Total revenues                                                         198             15
Cost of goods sold                                                     117            386
                                                           -------------------------------
Gross profit                                                            81           (371)

Expenses
  General and administrative                                           861          2,447
  Sales and marketing                                                  357            881
  Research and development                                             135            239
                                                           -------------------------------
Total operating expenses                                             1,353          3,567
                                                           -------------------------------
                                                                    (1,272)        (3,938)
Other income (expense)
  Interest income                                                       34            122
  Interest expense                                                     (21)           (53)
  Other                                                                  -             (9)
                                                           -------------------------------
Total other income (expense)                                            13             60
Loss from continuing operations, before                             (1,259)        (3,878)
  provision for income taxes
Income taxes                                                             -              -
                                                           -------------------------------
Loss from continuing operations                                     (1,259)        (3,878)
Discontinued operations
  Loss from operations of discontinued
    Tangent Imaging Systems and
    Technology Resource Centers,
    less income taxes                                               (1,538)        (1,634)
                                                           -------------------------------
Net loss                                                            (2,797)        (5,512)
Preferred stock dividends                                             (200)          (419)
Preferred stock issuance charges                                         -         (1,173)
                                                           -------------------------------
Net loss applicable to common stockholders                         ($2,997)       ($7,104)
                                                           ===============================

Basic and diluted net loss from continuing                         $ (0.07)       $ (0.28)
  operations applicable to common shares
Basic and diluted net loss from discontinued
  operations applicable to common shares                           $ (0.07)       $ (0.08)
                                                           -------------------------------
                                                                   $ (0.14)       $ (0.36)
                                                           ===============================
Basic and diluted weighted average common
  shares outstanding                                            20,827,515     19,497,493
                                                           ===============================

                                      (5)

                      SEDONA CORPORATION AND SUBSIDIARIES
                  PROFORMA CONSOLDATED STATEMENTS OF CASH FLOW
                (In Thousands, except share and per share data)
                                  (Unaudited)



                                                  Six Months            Year
                                                       Ended           Ended
                                                     June 30,   December 31,
                                                         1999           1998
                                                    ------------------------
Operating Activities
Net Loss                                                ($1,259)    ($3,878)
Adjustments to reconcile net loss
  to net cash used in operating activities:
    Depreciation and amortization                            65         176
    Increase inventory reserves                               -         297
    Non-cash consulting expense                               -         149
    Increase accounts receivable reserves                     -           -
    Losses on accounts receivable                             -           1
    Disposition of property and equipment, net                -          11
    Changes in operating assets & liabilities
      Accounts receivable                                    80           4
      Inventories                                             -        (197)
      Prepaid expenses and other current assets               9         127
      Other non current assets                              102          (2)
      Accounts payable and accrued expenses                 (50)        139
      Other                                                  67         153
      Discontinued operations                              (612)     (2,215)
                                                    ------------------------
Net cash used in operating activities                    (1,598)     (5,235)

Investing activities
Increase in software development costs                     (224)       (333)
                                                    ------------------------
Net cash used in investing activities                      (224)       (333)

Financing activities
Payment of preferred stock dividends                        (71)       (135)
Repayments of notes receivable, related parties               -          29
Changes in long-term obligations, net                      (161)        (63)
Proceeds from issuance of preferred stock, net            1,925       5,000
Proceeds from exercise of common stock
warrants/options                                            341         225
                                                    ------------------------
Net cash provided by financing activities                 2,034       5,056
                                                    ------------------------
Net increase (decrease) in cash and cash equivalents        213        (512)
Cash and cash equivalents, at beginning of year             798       1,310
                                                    ========================
Cash and cash equivalents, at end of period              $1,011        $798
                                                    ========================

                                      (6)

NOTE 1  NATURE OF THE BUSINESS

Sedona Corporation (the "Company") develops, markets and supports enterprise scale knowledge management software which provides non-technical users with the ability to intuitively access, query, visualize and analyze information critical to making optimal business decisions.

During July, 1999, the Company's Board of Directors decided to sell the assets of the remaining non strategic businesses of the Company and targeted for sale the assets of its Tangent Imaging Systems. On September 17, 1999 the sale of Tangent Imaging Systems to Colortrac, Inc. was completed. In addition, on July 15, 1999 the sale of substantially all the assets of Technology Resource Centers division was completed.

With the completion of these two sales, the Company is now wholly focused on the development of its Internet-based business intelligence software products.

NOTE 2  DISCONTINUED OPERATIONS

Revenues from the discontinued operations were $6.2 million for the year ended December 31, 1998 and were $1.5 million for the six months ended June 30, 1999. Revenues from discontinued operations represented substantially all of the revenues of the Company. No tax benefit related to discontinued operations was recognized for the year ended December 31, 1998 or for the six months ended June 30, 1999 as realization of such benefits is not assured. The Company received $105,000 in cash and the assumption of $61,000 in liabilities by the buyer in the sale of Tangent Imaging Systems. Also in connection with this transaction, the Company estimates $954,000 in additional charges and reserves related to the sale of Tangent Imaging Systems will be required. Further, the Company may receive additional funds related to the future sales of products and technology in connection with this transaction. The receipt of cash or estimates of additional charges or revenues in connection with this transaction are not included in the pro formas.

                                       (7)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereuntoduly authorized.




                           SEDONA CORPORATION


Dated:  November 1, 1999   By: /s/ WILLIAM K. WILLIAMS
        ----------------      -------------------------
                              William K. Williams
                              Vice President and Chief
                              Financial and Accounting Officer

                                      (8)